EXHIBIT 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May 10, 2013, by and between EAST WEST BANK (“Bank”) and CAS Medical Systems, Inc. (“Borrower”).

RECITALS

Borrower and  Bank are parties to that certain Loan and Security Agreement dated as of July 31, 2012 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 31, 2012, collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.   The following defined terms in Exhibit A of the Agreement hereby are added, amended or restated as follows:

“Credit Card Services Sublimit” means a sublimit for corporate credit cards and e-commerce or merchant account services under the Revolving Line not to exceed One Hundred Fifty Thousand Dollars ($150,000.00).

“Interest-Only End Date” means July 31, 2014.

“Revolving Line” means a Credit Extension of up to Two Million Dollars ($2,000,000.00) (inclusive of the aggregate limits of the corporate credit cards issued to Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit).

“Revolving Maturity Date” means July 31, 2014.

“Second Amendment Date” means May 10, 2013.

“Term Loan Maturity Date” means July 31, 2016.

2.   Section 2.1(b)(i) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(i)           Amount.  Subject to and upon the terms and conditions of this Agreement, including an audit of the Collateral, the results of which shall be satisfactory to Bank in its sole discretion, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less the aggregate limits of the corporate credit cards issued to Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit.  Amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time without penalty or premium prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable.”

3.   New Sections 2.1(b)(iii) and (iv) hereby are added to the Agreement to read as follows:

“(iii)           Credit Card Services Sublimit.  Subject to the terms and conditions of this Agreement, Borrower may request corporate credit cards and standard and e-commerce merchant account services from Bank (collectively, the “Credit Card Services”).  The aggregate limit of the corporate credit cards and merchant credit card processing reserves shall not exceed the Credit Card Services Sublimit, provided that availability under the Revolving Line shall be reduced by the aggregate limits of the corporate credit cards issued to Borrower and merchant credit card processing reserves.  In addition, Bank may, in its sole discretion, charge as Advances any amounts that become past due to Bank in connection with the Credit Card Services.  The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of the Bank’s standard forms of application and agreement for the Credit Card Services, which Borrower hereby agrees to execute.

(iv)           Collateralization of Obligations Extending Beyond Maturity.  If Borrower has not secured to Bank’s satisfaction its obligations with respect to any Credit Card Services that may extend beyond the Revolving Maturity Date, then, effective as of the Revolving Maturity Date, the balance in any deposit accounts held by Bank and the certificates of deposit or time deposit accounts issued by Bank in Borrower’s name (and any interest paid thereon or proceeds thereof, including any amounts payable upon the maturity or liquidation of such certificates or accounts), shall automatically secure such obligations to the extent of the then continuing or outstanding Credit Card Services; provided, however, that if there are insufficient balances in such accounts to secure such obligations, Borrower shall immediately deposit such additional funds as are necessary to fully secure such obligations.  Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any requests by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the Credit Card Services are outstanding or continue.”

4.   Section 2.1(c)(i) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(i)           On the Closing Date, Bank made a term loan (the “Closing Date Term Loan”) to Borrower in the amount of Three Million Five Hundred Thousand Dollars ($3,500,00.00).  Subject to and on the terms and conditions of this Agreement, on the Second Amendment Date, or as soon thereafter as practical, Bank shall make an additional term loan (the “Second Amendment Term Loan” and, collectively with the Closing Date Term Loan, the “Term Loan”), to Borrower in the amount of One Million Five Hundred Thousand Dollars ($1,500,00.00), which amount shall be used for working capital.”

5.   Section 2.3(a)(ii) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(ii)           Term Loan.  Except as set forth in Section 2.3(b), the Term Loan shall bear interest, on the outstanding daily balance thereof, at a fixed per annum rate equal to two and one-half percent (2.50%) above the Prime Rate fixed on the Closing Date.”

6.   Section 6.2(ii) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(ii) [reserved];”

7.   Section 6.7(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)           Tangible Net Worth.  Tangible Net Worth, measured at the end of each calendar quarter, shall not be more than One Million Dollars ($1,000,000.00) below projected Tangible Net Worth, as set forth in the financial projections provided to, and approved by, Bank on or immediately prior to the Second Amendment Date and thereafter in accordance with Section 6.2 hereof.”

8.   Section 6.7(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(b)           Minimum Tangible Net Worth.  Tangible Net Worth shall increase by not less than Five Million Dollars ($5,000,000.00) in net cash by the end of the fourth (4th) calendar quarter of 2013, as set forth in the projections provided, and approved by, Bank on or immediately prior to the Second Amendment Date and thereafter in accordance with Section 6.2 hereof.”

9.   Section 6.7(d) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(d)           Intentionally Omitted.”

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10.   Section 9.1(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(b)           Demand that Borrower  (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit and/or outstanding Credit Card Services remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit and any outstanding Credit Card Services, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit and all Credit Card Services fees, and Borrower shall promptly deposit and pay such amounts;”

11.   Exhibits D and E to the Agreement hereby are replaced in their entireties with Exhibits D and E attached hereto.

12.   No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

13.   Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

14.   Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

15.   As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Corporate Borrowing Certificate with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment, substantially in the form attached hereto;

(c) a facility fee in the amount of $11,250, which may be debited from any of Borrower's accounts;

(d) a warrant to purchase stock, in form and content reasonably acceptable to Bank;

(e) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

(f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

16.   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or other electronic image transmission and such signatures shall be valid and binding for all purposes.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CAS Medical Systems, Inc.

By: /s/ Jeffery A. Baird

Title: CFO

EAST WEST BANK

By: /s/ Linda S. LeBeau

Title: Managing Director, Life Sciences

[Signature Page to Second Amendment to Loan and Security Agreement]

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CORPORATE BORROWING CERTIFICATE

Borrower: CAS Medical Systems, Inc.	Date: May 10, 2013
Bank: East West Bank

I hereby certify as follows, as of the date set forth above:

1.  I am the Secretary, Assistant Secretary or other officer of the Borrower.   My title is as set forth below.

2.  Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of _____________.  [print name of state]

3.  Attached hereto are true, correct and complete copies of Borrower’s [Articles/Certificate] of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above.  Such [Articles/Certificate] of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4.  The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:
Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from East West Bank (“Bank”).
Execute Loan Documents.  Execute any loan documents Bank requires.
Grant Security.  Grant Bank a security interest in any of Borrower’s assets.
Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.
Letters of Credit.  Apply for letters of credit from Bank.

Issue Warrants.  Issue warrants for Borrower’s capital stock.
Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.  The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

CAS Medical Systems, Inc.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the ___________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.
          [print title]

By:
Name:
Title:

EAST WEST BANK
Member FDIC

ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Term Loan)

Name(s): CAS Medical Systems, Inc. Date: May 10, 2013

$	credited to deposit account No. ___________ when the Term Loan is requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:
$	to East West Bank for Loan Fee
$	to East West Bank for Document Fee
$	to East West Bank for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to _______________
$	to _______________
$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for East West Bank to disburse the loan proceeds as stated above.

Signature	Signature

EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower: CAS Medical Systems, Inc.	Bank:	East West Bank

Commitment Amount: $2,000,000.00
2350 Mission College Blvd., Suite 988
Santa Clara, CA 95054
Fax: (408) 588-9688
ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of
2. Additions (please explain on reverse)
	3. TOTAL ACCOUNTS RECEIVABLE AS OF _______________		$___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
	4. Amounts over 90 days	$___________
	5. Credit Balances over 90 days	$___________
	6. Balance of 25% over 90 day	$___________
	7. Concentration limits 25%	$___________
	8. Foreign Accounts	$___________
	9. Governmental Accounts	$___________
	10. Contra Accounts	$___________
	11. Promotion or Demo Accounts	$___________
	12. Intercompany/Employee Accounts	$___________
	13. Not Yet Billed/Deposit Held	$___________
	14. Accounts in Dispute	$___________
	15. Doubtful Accounts	$___________
	16. Retentions/Hold-backs	$___________
	17. Other (please explain below)	$___________
	18. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$___________
	19. Eligible Accounts (#3 minus #18)	$___________
20. LOAN VALUE OF ACCOUNTS RECEIVABLE(80.00% of #19)			$___________

BALANCES
	21. Maximum Loan Amount	$2,000,000.00
	22. Total Funds Available (Lesser of #20 or #21)		$___________
	23. Outstanding under Sublimits (if any)		$___________
	24. Present balance owing on Line of Credit		$___________
	25. Reserve Position (#22 minus #23 and #24)		$___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and East West Bank.

Comments:
BANK USE ONLY Rec’d By: _____________________________________ Date: _____________________________________ Reviewed By: _____________________________________ Date: _____________________________________
___________________________ Authorized Signer

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:                                     East West Bank
2350 Mission College Blvd., Suite 988
Santa Clara, CA 95054
Fax: (408) 588-9688

FROM:	CAS Medical Systems, Inc.

The undersigned authorized Officer of CAS Medical Systems, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended from time to time, the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________  with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" or "Applicable" column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S; Compl. Cert.	Monthly, within 30 days	YES	NO
Borrowing Base Cert., A/R & A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)/Projections (detailed monthly)	By 1/31	YES	NO
Intellectual Property Report	Quarterly within 30 days	YES	NO
Audit	Initial and Semi-annual	YES	NO
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO
Total amount of Borrower's cash and	Amount: $ ______________	YES	NO
investments
Total amount of Borrower's cash and	Amount: $ ______________	YES	NO
investments maintained with Bank

FINANCIAL/MILESTONE COVENANTS	REQUIRED	ACTUAL	COMPLIES
TNW (measured quarterly)	Variance not greater than $1MM from projections as provided in the Agreement	$____________	YES	NO
Minimum TNW	Increase to TNW by not less than $5MM in net cash by the end of the fourth (4th) quarter of 2013, per projections as provided in the Agreement	$____________	YES	NO
FDA 501K approval – Next-Generation Vital Signs Monitor	9/30/13	______________	YES	NO

Please Enter Below Comments Regarding Violations:

______________________________
______________________________